UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

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HC2 Holdings, Inc.

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Safe Harbor Statement under the Private Securities Litigation Reform Act of i995: This website, and certain oral statements made by our representatives from Ume to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might” or “continues” or similar expressions. The forward-looking statements on this website include, without limitation, any statements regarding our expectations regarding building stockholder value, future cash flow, longer-term growth and invested assets, the timing or prospects of any refinancing of HC2’s remaining corporate debt, any statements regarding HC2’s expectations regarding entering definitive agreements in respect of the potential divestitures of continental insurance and/or DBM Global, reducing HC2’s leverage and related interest expense at the holding company level generally and with the net proceeds of such divestitures, reducing corporate overhead, growth opportunities at HC2’s Broadcasting and Energy businesses and unlocking value at HC2’s Life Sciences segment. Such statements are based on the beliefs and assumptions of HC2’s management and the management of HC2’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors. both positive and negative. that may be revised or supplemented in subsequent statements and reports filed with the Securities and Exchange Commission (the “SEC”), including in our reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions, including the ability of HC2 and its subsidiaries to raise capital; the ability of HC2’s subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2’s common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions: activities by activist stockholders, including a proxy contest, consent solicitation or any unsolicited takeover proposal; effects of litigation, indemnification claims and other contingent liabilities; changes in regulations and tax laws; the risks and uncertainties associated with, and resulting from, the COVID-19 pandemic; and risks that may affect the performance of the operating subsidiaries and portfolio companies of the Company. Although HC2 believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other Important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made on this website. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date hereof, and unless legally required. HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise

HC2 Holdings We envision. We empower. We execute. Unlocking and Enhancing Stockholder Value Through Growth & Innovation HC2’s Board and management team have been continuously executing on increasing stockholder value HC2’s Board and management team have a well-established track record managing and creating subsidiary value HC2Vision About Your Board Investor Relations and News Additional Information Consent Revocation Instructions

Copyright 2020 HC2 Holdings Company Inc. HC2’s Board maintains the experience and expertise needed to create long-term stockholder value for a holding company HC2’s compensation policy rewards management based on sustainable Company performance Percy Rockdale’s consent solicitation is unnecessary, costly and could destroy stockholder value, especially since Percy Rockdale already nominated its director candidates to be voted on at the Company’s 2020 Annual Meeting of Stockholders, expected to be held in just a few months Percy Rockdale has not only refused to engage with HC2, but it has also failed to provide a coherent business plan to support its risky attempt to take control of your Company without paying stockholders an appropriate control premium (although a control premium is not legally required)

Strong Board Independence • 5 of the 6 Board Directors are independent • Each of the Nominating & Corporate Governance Committee, Compensation Committee and Audit Committee are composed solely of independent Directors • All of the independent Directors are truly independent with 4 of the 5 independent Directors having no prior relationship with HC2’s executive management team • 1 Independent Director was originally designated by the holders of HC2’s Series A Preferred Stock Diverse Perspectives • Directors hail from numerous geographies and professional backgrounds • The Board is continually refreshed for new perspective and backgrounds as evident through the recent appointment of independent Director Ms. Julie Springer Leadership Experience • Majority of the Board includes current or former senior executives and directors of world-class public companies including other diversified holding companies • Majority of the non-executive Board members have served on other public company Boards & have experience as Chair, Lead Independent Director, or Chair of a key committee HC2Vision About Your Board Investor Relations and News Additional Information Consent Revocation Instructions About Your Board.

Industry Knowledge and Experience • The Board has broad and deep experience across multiple sectors and industries • Majority of the non-executive Directors have rich industry experience coupled with prior leadership roles at diversified holding companies • Skills and experience that are necessary for a publicly-listed holding company’s Board Strong Board Independence • 5 of the 6 Board Directors are independent • Each of the Nominating & Corporate Governance Committee, Compensation Committee and Audit Committee are composed solely of independent Directors • All of the independent Directors are truly independent with 4 of the 5 independent Directors having no prior relationship with HC2’s executive management team • 1 Independent Director was originally designated by the holders of HC2’s Series A Preferred Stock Diverse Perspectives • Directors hail from numerous geographies and professional backgrounds • The Board is continually refreshed for new perspective and backgrounds as evident through the recent appointment of independent Director Ms. Julie Springer Leadership Experience • Majority of the Board includes current or former senior executives and directors of world-class public companies including other diversified holding companies • Majority of the non-executive Board members have served on other public company Boards & have experience as Chair, Lead Independent Director, or Chair of a key committee

Industry Knowledge and Experience • The Board has broad and deep experience across multiple sectors and industries • Majority of the non-executive Directors have rich industry experience coupled with prior leadership roles at diversified holding companies • Skills and experience that are necessary for a publicly-listed holding company’s Board Key Highlights Public Executive & Director Experience Committed to Enhancing Value Financial Expertise Diverse Sector Experience Proven History of Value Creation Focused on Corporate Governance Deep Diversified HoldCo Expertise Fully Accountable to Stockholders Regulatory / Risk Management

Separate Chairman and CEO positions Key Highlights Public Executive & Director Experience Committed to Enhancing Value Financial Expertise Diverse Sector Experience Proven History of Value Creation Focused on Corporate Governance Separate Chairman and CEO positions Deep Diversified HoldCo Expertise Fully Accountable to Stockholders Regulatory / Risk Management HC2’s Board has the right mix of skills, experience and expertise to guide long-term success, and the independence to hold management accountable

Board of Directors Warren H. Gfeller Interim non-Executive Chairman Independent Director Since 2016 experience makes him a valued member of the Board Diversified HoldCo Board Experience 30+ Years of Industry Experience Strong C-Suite Leadership • Independent director with diversified experience and expertise across the energy, consumer, banking and insurance sectors • Extensive governing experience including being lead Director and Chairman of the Compensation Committee for Crestwood Equity Partners • Prior diversified holding company experience as a former independent Director at Zapata • Became Chairman of Duckwall Stores in 2003, where Mr. Gfeller led the Company from financial hardships to financial viability • Significant experience representing stockholder interests as former independent Director at Zapata and Inergy as well as Chairman of Inergy’s Audit and Compensation Committee • Unparalleled insights from over 30 years of serving on numerous public company Boards and in C-Suite positions at various private energy companies Wayne Barr, Jr. Independent Director Since 2014 holding companies and is committed to holding the Board accountable to stockholders 100% Focused on Stockholder Value • Focused on creating long-term sustainable value for stockholders • Active member of HC2’s Compensation Committee and Nominating & Governance Committee • Valuable holding company experience as the current CEO of CCUR Holdings

Differentiated Holding Company Experience

Immense Broadcasting Industry Experience

- Led CCUR's Board refreshment, replacing 3 long-tenured Directors
- Extensive experience as an independent director for several public company Boards; focused on holding management accountable
- Strong committee leadership experience as the current Chairman of the Compensation Committee of Alaska Communications
- Truly independent with no prior relationship to Mr. Falcone or any of Mr. Falcone's entities
- Has held executive level roles at companies in the Telecommunications sector.



Philip A. Falcone

President and CEO

> Mr. Falcone has a proven track record of increasing stockholder value, which is evident from both his tenure at Harbinger Group and the evolution of HC2

Visionary for HC2 and its Strategy

Strong Leadership Experience

Committed to Increasing Stockholder Value

- HC2's Founder, CEO and Visionary who in 2014 acquired a Company with a single asset and under the guidance and oversight of the Board, drove the Company's evolution into a successful holding company with a diversified portfolio of multiple value creating assets
- Prior to HC2, Mr. Falcone founded Harbinger Group which has since then merged with Spectrum Brands. Mr. Falcone served as CEO and Chairman of the Board of Harbinger Group from 2009 to 2014
- During Mr. Falcone's tenure stockholders saw a TSR of ~90%
- Over two decades of experience in leveraged finance, distressed debt and special situations
- Served as a member of the Board of Directors of Inseego Corporation, a public telecommunications company, from 1994 to 2018, and as its Chairman from June 2017 to August 2018
- During Mr. Falcone's tenure as Chairman stockholders saw a TSR of ~98%
- Provides strong leadership and oversight of management with the goal of enhancing stockholder value



Robert V. Leffler, Jr.

Independent Director Since 2014

> Mr. Leffler provides HC2 with deep experience across multiple sectors and carries an extensive track record of creating stockholder value

30+ Years of Industry Experience

Proven Track Record in Creating Stockholder Value

History of Representing Stockholders

- Former Lead Independent Director bringing over 30 years of broadcasting experience to HC2
- Has been an independent director since joining the HC2 Board in 2014
- Valuable diversified holding company experience from Mr. Leffler's time as independent Director of Harbinger Group and Zapata
- Proposed and appointed to the Zapata Board by major independent stockholders
- Proven record in creating stockholder value with an average TSR of ~41% from Mr. Leffler's tenure on past Boards
- Exemplified leadership experience as committee Chair for all 3 companies for which Mr. Leffler was an independent director
- Established industry leader in Media, Advertising, and Broadcasting through roles at the Leffler Agency and Milton Drive Consulting



Lee Hillman

Independent Director Since 2016

> Mr. Hillman has a proven track record of oversight in complex businesses to deliver long-term profitability and value for stockholders

100% Focused on Stockholder Value

Extensive Public Board Experience

Diverse Industry Experience

- Independent Director bringing expansive expertise across various sectors and a diverse public Director history with a track-record of creating value
- Active member of HC2's Nominating & Corporate Governance Committee, Compensation Committee and Audit Committee
- Appointed as a Director representative of HC2's preferred stockholders, Mr. Hillman is truly independent with no prior connections to Mr. Falcone
- Strong financial background, as member or Chair of Audit Committees of SEC-filing public company Boards, former CEO and CFO of public companies and former audit partner of an international audit and accounting firm
- Expansive Director experience, has served as a Director of 9 separate SEC-filing companies (including 8 "listed" companies) since 1996. Currently serving as the lead independent director of Lawson Products, Inc and Audit Committee Chair of Business Development Corporation of America

Julie Springer

Independent Director Since 2020

> Ms. Springer offers unique marketing and communications expertise, and brings fresh perspectives to the Board during a pivotal period

Copyright 2020 HC2 Holdings Company Inc. Proven Track Record of Delivering Value Instrumental Marketing & Communication Expertise Unique Insights and Fresh Perspective • Carefully selected for her unique background after the Board executed a thoughtful and thorough selection process, bringing a fresh perspective and untapped value to the Board • Recognized and innovative leader in marketing and branding as Chief Marketing and Communications Officer of TransUnion • Highly talented executive bringing a background in both business-to-business and consumer marketing to HC2 • Extensive experience having held various leadership roles at Experian, Analyte Media, Leapfrog Online and The Allant Group • Brings a truly independent view to the Board with no prior relationship to any of HC2’s executive management team

Latest News HC2 Holdings Sends Letter To Stockholders Highlighting The Strengths Of The Board Of Directors And Exposing The Shortcomings Of Percy Rockdale’s Woefully Unqualified And Inexperienced Slate Of Nominees April 13, 2020 (GLOBE NEWSWIRE) — The Board of Directors of HC2 Holdings, Inc. (“HC2” or the “Company”) (NYSE: HCHC), a diversified holding company, today issued a letter to stockholders demonstrating how HC2’s Board of Directors is uniquely qualified to oversee HC2 and drive stockholder value. HC2 HOLDINGS FILES DEFINITIVE CONSENT REVOCATION STATEMENT AND SENDS LETTER TO STOCKHOLDERS April 6, 2020 – HC2 Recommends Stockholders Sign, Date and Promptly Return the WHITE Consent Revocation Card and Mark “ REVOKE MY CONSENT ” Boxes to Oppose Each of Percy Rockdale’s Proposals and Support HC2’s Independent, Experienced and Highly Qualified Directors. HC2 CEO PHIL FALCONE SENDS LETTER TO STOCKHOLDERS April 02, 2020 (GLOBE NEWSWIRE) – HC2 Holdings, Inc. (“HC2” or the “Company”) (NYSE: HCHC), a diversified holding company, today issued the following letter from Phil Falcone , the Company’s President and CEO, to all stockholders: LETTER FROM THE PRESIDENT & CEO: On behalf of HC2 Stockholder Letters Consent Solicitation and Proxy Materials HC2 SEC Filings HC2Vision About Your Board Investor Relations and News Additional Information Consent Revocation Instructions Investor Relations and News

HC2 Holdings Announces Separation of Chairman and Chief Executive Officer Roles April 1, 2020- Philip Falcone Continues as President and CEO; Focusing on Strategic Initiatives and Realizing Value – – Warren Gfeller , Member of HC2 Board of Directors, Appointed as Interim Non-Executive Chairman of the Board HC2 ISSUES RESPONSE TO PERCY ROCKDALE LETTER March 31, 2020 (GLOBE NEWSWIRE) – HC2 Holdings, Inc. (“HC2” or the “Company”) (NYSE: HCHC), a diversified holding company, today issued the following response to Percy Rockdale’s March 30, 2020 public letter to HC2’s Lead Independent Director. HC2 Holdings Provides Business Update in Response to COVID-19 Impact March 23, 2020 (GLOBE NEWSWIRE) – HC2 Holdings, Inc. (“HC2” or the “Company”) (NYSE: HCHC), a diversified holding company, today provided an update on the operations of its holding company and operating subsidiaries in response to the impact of the COVID-19 outbreak, including steps being taken to ensure employee safety during the continuing COVID-19 outbreak. HC2 Broadcasting Helping McAllen, Texas Communicate Critical COVID-19 Updates over its Extensive Over-the-Air Network March 23, 2020 (GLOBE NEWSWIRE) – HC2 Broadcasting Holdings Inc. (“HC2 Broadcasting”), a subsidiary of HC2 Holdings, Inc. (“HC2” or the “Company”) (NYSE: HCHC), a diversified holding company, today announced that it is offering its broadcast over-the-air (“OTA”) assets across the United States to provide critical information and updates about the coronavirus and COVID-19 to the communities it reaches. HC2 Holdings Reports Fourth Quarter and Full Year 2019 Results March 16, 2020 (GLOBE NEWSWIRE) – HC2 Holdings, Inc. (“HC2” or the “Company”) (NYSE: HCHC), a diversified holding company, announced today its consolidated results for the fourth quarter and full year ended December 31, 2019. HC2 HOLDINGS ISSUES STATEMENT REGARDING PERCY ROCKDALE’S PRELIMINARY CONSENT SOLICITATION FILING March 13, 2020 – Stockholders Are to Take No Action on Percy Rockdale’s Consent Solicitation Materials HC2 Continues to Successfully Execute on the Company’s Strategy to Reduce Debt and Pursue Strategic Alternatives, Which Has Resulted in a Positive ~24% YTD Return for Stockholders Despite Recent Market Dislocation HC2 BROADCASTING ANNOUNCES CARRIAGE OF CHEDDAR NEWS IN OVER 40 U.S. MARKETS March 11, 2020 – Major Markets Include Los Angeles, Philadelphia, Dallas-Fort Worth NEW YORK , March 11, 2020 (GLOBE NEWSWIRE) — HC2 Broadcasting , the broadcasting subsidiary of HC2 Holdings, Inc. (NYSE: HCHC), announces today the launch of the Cheddar News network on more than 40 of HC2 Broadcasting’s free, HC2 Holdings to Announce Fourth Quarter and Fiscal Year 2019 Financial Results March 9, 2020 – NEW YORK , March 09, 2020 (GLOBE NEWSWIRE) — HC2 Holdings, Inc. (NYSE:HCHC), a diversified holding company, announced today that it will release its financial results for the fourth quarter and fiscal year 2019 on Monday, March 16, 2020 after the market closes. HC2 Holdings Completes Sale of Global Marine Group March 2, 2020 – HC2 Holdings, Inc. (“HC2” or the “Company”) (NYSE: HCHC), a diversified holding company, announced today that a subsidiary of Global Marine Holdings, LLC, in which HC2 holds an approximate 73% equity interest, has completed the sale of 100% of Global Marine Group (“GMG”) to an investment affiliate of J.F. Lehman & Company, LLC. HC2 Broadcasting Announces Carriage Of Dabl – A New Lifestyle Network Feb. 21, 2020 (GLOBE NEWSWIRE) – HC2 Broadcasting, the broadcasting subsidiary of HC2 Holdings, Inc. (NYSE: HCHC), announced today that it is now carrying Dabl, CBS Television Distribution’s new ad-supported multi-platform lifestyle network, on its free over-the-air (OTA) stations in seven U.S. markets, including San Diego, Hartford-New Haven, and Memphis. HC2 Holdings Issues Statement Regarding Percy Rockdale’s Nomination of Directors February 18th, 2020 – HC2 Holdings, Inc. (“HC2” or the “Company”) (NYSE: HCHC), a diversified holding company, issued the following statement regarding Percy Rockdale LLC’s (“Percy Rockdale”) nomination of six candidates for election to HC2’s Board of Directors at the Company’s 2020 Annual Meeting of Stockholders. HC2 Holdings Announces Appointment of Julie Springer, TransUnion Chief Marketing and Communications Officer, to its Board of Directors February 11, 2020 – (GLOBE NEWSWIRE) — HC2 Holdings, Inc. (“HC2” or the “Company”) (NYSE: HCHC), a diversified holding company, is pleased to announce the appointment of Julie Springer to its Board of Directors, effective immediately. HC2 Holdings in Advanced Discussions to Sell Continental Insurance, Retains Advisor to Explore Strategic Options on DBM Global

Feb. 10, 2020 (GLOBE NEWSWIRE) – HC2 Holdings, Inc. (“HC2” or the “Company”) (NYSE: HCHC), a diversified holding company, today provided an update on its strategic initiatives to monetize assets and further reduce debt by focusing such efforts on its highest growth businesses. HC2 Holdings Announces Definitive Agreement to Sell Global Marine Group, Excluding the HMN Joint Venture, for $250 Million Jan. 30, 2020 (GLOBE NEWSWIRE) — HC2 Holdings, Inc. (“HC2” or the “Company”) (NYSE: HCHC), a diversified holding company, announced today that a subsidiary of Global Marine Holdings, LLC, in which HC2 holds an approximate 73% equity interest, has entered into a definitive agreement to sell 100% of Global Marine Group (“GMG”) to an investment affiliate of J.F. Lehman & Company, LLC (“JFLCO”). Join our Mailing List To Receive Regular Updates Your Name (required) Your Email (required) Send Copyright 2020 HC2 Holdings Company Inc.

Copyright 2020 HC2 Holdings Company Inc. HC2 Stockholder Letters Letter to Stockholders from Chairman, Warren H. Gfeller, April 6, 2020 Letter to HC2 Employees from CEO, Phi Falcone, April 6, 2020 Letter to Stockholders from the Board of Directors, April 13, 2020 HC2Vision About Your Board Investor Relations and News Additional Information Consent Revocation Instructions

 Consent Solicitation Materials and Proxy Materials Consent Solicitation Materials April 6, 2020 CEO Letter to Employees April 6, 2020 Letter from Chairman of the Board to Stockholders April 3, 2020 De_nitive Revocation Statement Proxy Materials April 29, 2019 HC2 Holdings, Inc. Proxy Statement April 29, 2019 HC2 Holdings, Inc. Form 10-K April 29, 2019 HC2 Holdings, Inc. Proxy Notice and Access HC2Vision About Your Board Investor Relations and News Additional Information Consent Revocation Instructions Copyright 2020 HC2 Holdings Company Inc.

Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This website, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might” or “continues” or similar expressions. The forward-looking statements on this website include, without limitation, any statements regarding our expectations regarding building stockholder value, future cash flow, longer-term growth and invested assets, the timing or prospects of any refinancing of HC2's remaining corporate debt, any statements regarding HC2’s expectations regarding entering definitive agreements in respect of the potential divestitures of Continental Insurance and/or DBM Global, reducing HC2’s leverage and related interest expense at the holding company level generally and with the net proceeds of such divestitures, reducing corporate overhead, growth opportunities at HC2’s Broadcasting and Energy businesses and unlocking value at HC2’s Life Sciences segment. Such statements are based on the beliefs and assumptions of HC2’s management and the management of HC2’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent statements and reports filed with the Securities and Exchange Commission (the “SEC”), including in our reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions, including the ability of HC2 and its subsidiaries to raise capital; the ability of HC2’s subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2’s common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; activities by activist stockholders, including a proxy contest, consent solicitation or any unsolicited takeover proposal; effects of litigation, indemnification claims and other contingent liabilities; changes in regulations and tax laws; the risks and uncertainties associated with, and resulting from, the COVID-19 pandemic; and risks that may affect HC2Vision About Your Board Investor Relations and News Additional Information Consent Revocation Instructions

Copyright 2020 HC2 Holdings Company Inc. the performance of the operating subsidiaries and portfolio companies of the Company. Although HC2 believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made on this website. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date hereof, and unless legally required, HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Consent Revocation Instructions YOUR BOARD IS COMMITTED TO ACTING IN THE BEST INTERESTS OF ALL OF OUR STOCKHOLDERS AND UNANIMOUSLY OPPOSES THE PERCY ROCKDALE CONSENT SOLICITATION AND URGES YOU TO SIGN, DATE AND PROMPTLY MAIL THE WHITE CONSENT REVOCATION CARD SENT TO YOU BY THE COMPANY AND URGES YOU NOT TO SIGN ANY GREEN CONSENT CARD SENT TO YOU BY PERCY ROCKDALE. The Board strongly believes that Percy Rockdale’s actions are not in the best interests of HC2 and its stockholders, and unanimously recommends that you do not consent to Percy Rockdale’s proposals. You should read the consent revocation statement carefully, including the section entitled “Reasons to Reject the Percy Rockdale Proposals,” because it contains important information about why you should reject Percy Rockdale’s efforts to remove and replace all of HC2’s directors and to repeal certain related changes to the By-Laws. We ask stockholders to carefully consider the impact that Percy Rockdale’s consent solicitation could have on the long-term value of your shares. As a stockholder of the Company, Percy Rockdale does not have a fiduciary duty to act in the best interests of the Company’s stockholders (including when selecting potential nominees to serve on your Board, who also do not, and will not, have any such duty, unless elected to the Board). You can reject Percy Rockdale’s efforts to remove and replace all six members of HC2’s Board by signing, dating and promptly mailing the Company's WHITE Consent Revocation Card. If you have signed Percy Rockdale’s green consent card, we urge you to revoke that consent by signing, dating and promptly mailing the Company's WHITE Consent Revocation Card. Regardless of the number of shares of HC2 common stock that you own, your revocation of consent is important. HC2Vision About Your Board Investor Relations and News Additional Information Consent Revocation Instructions

Copyright 2020 HC2 Holdings Company Inc. PLEASE ACT TODAY AND MAKE YOUR VOICE HEARD REGARDING THE FUTURE OF YOUR COMPANY. If you have any questions about giving your consent revocation or require assistance, please contact Okapi Partners LLC (“Okapi”). Stockholders may call Okapi at (877) 629-6355. Banks and brokerage firms may call Okapi at (212) 297-0720. Stockholders, banks and brokerage firms may also contact Okapi via email at HC2consent@okapipartners.com. Click HERE to view our Consent Revocation and Proxy Materials